SUMMARY PROSPECTUS
APRIL 30, 2025

CLASS I SHARES
Nicholas Limited Edition, Inc. – NCLEX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.nicholasfunds.com/prospectus.html. You can also get this information at no cost by calling 800-544-6547 or by sending an e-mail request to ShareholderServices@nicholasfunds.com. This Summary Prospectus incorporates by reference the Fund’s Prospectus, dated April 30, 2025 and Statement of Additional Information, dated April 30, 2025.

Investment Objective

     The Fund strives to increase the value of your investment over the long-term (“long-term growth”).

Fees and Expenses of the Fund

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.85%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Years	Years	Years
The Example assumes that you invest $10,000 in the
Fund for the time periods indicated and then redeem
all of your shares at the end of those periods.
The Example also assumes that your investment
has a 5% return each year and that the Fund’s
operating expenses remain the same. Although
your actual costs may be higher or lower, based
on these assumptions, your costs would be:	$87	$271	$471	$1,049

Portfolio Turnover

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.81% of the average value of the portfolio.

Principal Investment Strategies

     To pursue the Fund’s investment objective of long-term growth, it primarily invests in common stocks of domestic corporations with small- and medium-sized market capitalizations believed to have growth potential. The Fund believes a company’s annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company’s size. In distinguishing company size in terms of sales volume, the Fund considers a company’s sales volume relative to peer companies in the company’s industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations within the range of the Russell 2000 Index as “small,” within the range of the Russell Midcap Index as “medium,” and within the range of the Standard & Poor’s 500 Index as “large.” To a lesser extent, the Fund may invest in companies with large market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund’s investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company’s stock will achieve superior performance. It is anticipated that a major portion of the Fund’s portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.

Principal Risks of Investing

     As with any mutual fund, the Fund cannot guarantee that it will achieve its goals or that its performance will be positive over any period of time. The Fund’s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Market Risk – Market risk involves the possibility that the value of the Fund’s investments will fluctuate as the stock market fluctuates over short- or longer-term periods. Common stock prices tend to be more volatile than other investment choices.

  Portfolio-Specific Risk – From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Because the Fund will invest most of its assets in the securities of small- and mid-cap companies, the Fund may face additional risks. Small- to mid-cap companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium capitalization companies also often fluctuate in price more than common stocks of larger capitalization companies.

  Selection Risk – The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

  Public Health Threats Risk – Threats to public health can have a negative impact on the global economy and financial markets, which could adversely affect the securities held by the Fund.
  Impacts of public health threats may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus (COVID-19) outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. These developments as well as other events could result in further market volatility and negatively affect security prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

  Cybersecurity Risk – The Fund, its service providers, and third party fund distribution platforms, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other issues, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. The occurrence of any of these issues could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

     Since there are risks inherent in all investments in securities, there is no assurance that the Fund’s objective will be achieved.

Performance

     The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the Fund’s total return for the last ten calendar years. Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 23.47% (for the quarter ended June 30, 2020) and the lowest quarterly return was -22.38% (for the quarter ended March 31, 2020).

     This next table shows how the Fund’s average annual total returns for the one, five and ten year periods ending on December 31, 2024 (the Fund’s most recently completed calendar year), compared to the returns of broad measures of market performance and the performance average of similar mutual funds. The table also shows the average annual total returns for the Fund after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year
Nicholas Limited Edition, Inc.
Return Before Taxes	11.94%	7.90%	9.33%
Return After Taxes on Distributions	11.29%	6.29%	7.49%
Return After Taxes on Distributions
and Sale of Fund Shares	7.53%	6.04%	7.16%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)	15.15%	6.86%	8.09%
Russell 2000 Index
(reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	7.82%
Morningstar Small-Cap Growth Category
(reflects no deduction for taxes)	14.98%	8.47%	9.31%

Of course, the Fund’s past performance (before and after taxes) is no guarantee of its future returns.

Investment Adviser

     Nicholas Company, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Managers

     Mr. David O. Nicholas is President, a Director and Lead Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Nicholas has been Portfolio Manager of the Fund since 1993. Mr. Ryan P. Bushman, Senior Vice President of the Fund, has been Co-Portfolio Manager of the Fund since February 2021. As of January 28, 2025, Mr. Aaron D. Hizmi, Vice President of the Fund, has been Associate Portfolio Manager of the Fund.

Purchase and Sale of Fund Shares

     The minimum initial investment for the Class I shares of the Fund is $100,000. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.

     The Fund’s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open by written request, by telephone request by calling 800-544-6547, by accessing your account online at www.nicholasfunds.com or by wire transfer.

Tax Information

     Shareholders may receive distributions from the Fund of ordinary income dividends and capital gains, which may be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

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